                       FIRST AMENDMENT TO CREDIT AGREEMENT

         FIRST AMENDMENT (this "First Amendment"), dated as of December 21, 2000, among EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, BANKERS TRUST COMPANY, acting as Administrative Agent, and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower, certain financial institutions party thereto (the "Lenders"), the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of April 23, 1998 ( the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I. AMENDMENTS TO CREDIT AGREEMENT.

         1. The Borrower hereby acknowledges and agrees that, as a result of the amendment to the definition of Acquisition Facility Expiry Date contained herein, and notwithstanding anything to the contrary contained elsewhere in the Credit Agreement or any other Credit Document, (x) additional Acquisition Loans shall not be permitted to be incurred after the First Amendment Effective Date,
(y) additional Acquisition Loan Commitments shall not be permitted to be furnished pursuant to Section 1.14 of the Credit Agreement after the First Amendment Effective Date and (z) pursuant to the second sentence of Section 3.03(c), the Total Acquisition Loan Commitment (and the Acquisition Loan Commitment of each Lender) shall terminate in its entirety (to the extent not theretofore terminated) at 5:00 p.m. (New York time) on the First Amendment Effective Date.

         2. Section 4.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and by inserting in lieu thereof the following new sentence:

                  "Each prepayment of principal of any Acquisition Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining AL Scheduled Repayments PRO RATA based upon the then remaining principal amounts of the AL Scheduled Repayments after giving effect to all prior reductions thereto."

         3. Section 4.02(b) of the Credit Agreement is hereby amended by deleting the TL Scheduled Repayment Dates and Amounts from and including "The last Business Day of

December, 2000" through to and including the "Term Loan Maturity Date", and inserting in lieu thereof the following:

      The last Business Day of December, 2000               $3,000,000
      The last Business Day of March, 2001                  $3,000,000
      The last Business Day of June, 2001                   $3,000,000
      The last Business Day of September, 2001              $3,000,000
      The last Business Day of December, 2001               $3,000,000
      The last Business Day of March, 2002                  $3,250,000
      The last Business Day of June, 2002                   $3,250,000
      The last Business Day of September, 2002              $3,250,000
      The last Business Day of December, 2002               $3,250,000
      Term Loan Maturity Date                               $17,000,000

         4. Section 4.02 of the Credit Agreement is hereby amended by deleting Sections 4.02(c)(i) and Section 4.02(c)(ii) in their entirety and inserting in lieu thereof the following:

         (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Acquisition Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections
     4.01 and 4.02(i), a "AL Scheduled Repayment," and each such date, a "AL Scheduled Repayment Date"):

     AL Scheduled Repayment Date                               Amount
     ---------------------------                               ------

     The last Business Day of June, 2001                       $170,295
     The last Business Day of September, 2001                  $170,295
     The last Business Day of December, 2001                   $170,295
     The last Business Day of March, 2002                      $170,295
     The last Business Day of June, 2002                       $170,295
     The last Business Day of September, 2002                  $170,295
     The last Business Day of December, 2002                   $170,295
     The last Business Day of March, 2003                      $170,295
     The last Business Day of June, 2003                       $170,295
     The last Business Day of September, 2003                  $170,295
     RL/AL Maturity Date                                       $66,415,050


         5. Section 4.02(g) of the Credit Agreement is hereby amended by deleting "50%" appearing therein and by inserting in lieu thereof "85%".

         6. Section 4.02(i) of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and by inserting in lieu thereof the following new sentence:

     "The amount of each principal repayment of Acquisition Loans made as required by Sections 4.02(d), (e), (f), (g) and (h) shall be applied to reduce the then remaining AL Scheduled Repayments PRO RATA based upon the then remaining AL Scheduled Repayments after giving effect to all prior reductions thereto.

         7. Section 8.01 of the Credit Agreement is hereby amended by deleting
Section 8.01(a) in its entirety and inserting in lieu thereof the following:

         (a) MONTHLY REPORTS. Within 30 days after the end of each fiscal month, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of earnings for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth comparative figures for the corresponding month and elapsed portion of such fiscal year for the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer or other Authorized Officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes.

         8. Section 9.08 of the Credit Agreement is hereby amended by deleting
Section 9.08(v) in its entirety and inserting in lieu thereof the following:

         (v) the payment, on a quarterly basis, of management fees to THL and/or THL Affiliates in accordance with the management agreement between THL and/or THL Affiliates and the Borrower in an aggregate amount (for all such Persons taken together) not to exceed $125,000 in any fiscal quarter of the Borrower; PROVIDED, however, that with respect to each fiscal quarter of the Borrower ended after December 31, 2000, the foregoing amount shall be reduced to $62,500 for such fiscal quarter; PROVIDED, FURTHER, that with respect to any fiscal quarter referenced in the immediately preceding proviso, if the quarterly or annual financial statements required to be furnished pursuant to Section 8.01(b) or (c), as the case may be (and supporting financial calculations), are received by the Administrative Agent and establish that the Leverage Ratio as at the last day of the respective fiscal quarter was less than 5.00:1.00, then, subject to the terms of the management agreement referenced above, up to an additional $62,500 may be paid as management fees in respect of such previously ended fiscal quarter;

         9. Section 9.09 of the Credit Agreement is hereby amended by deleting Sections 9.09(a) and 9.09(b) and inserting in lieu thereof the following:

         (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that (v) during the fiscal year (taken as one accounting period) ending on or about December 31, 2000, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $20,000,000, (w) during the fiscal year (taken as one accounting period) ending on or about December 31, 2001, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $12,500,000, (x) during the fiscal year (taken as one accounting period) ending on or about December 31, 2002, the Borrower and its Subsidiaries may make

     Capital Expenditures in an aggregate amount not to exceed $9,500,000 and
     (y) during the fiscal year (taken as one accounting period) ending on or about December 31, 2003, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $9,500,000.

         (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)), beginning with the fiscal year ended closest to December 31, 2001, is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years, PROVIDED that in no event shall the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during any fiscal year pursuant to Section 9.09(a) and this
     Section 9.09(b) exceed 120% of the amount permitted with respect to such fiscal year in such Section 9.09(a) (before giving effect to this Section 9.09(b)).

         10. Section 9.10 of the Credit Agreement is hereby amended by deleting the fiscal quarters and Consolidated Interest Coverage Ratios from and including "December, 2000" through to and including the "RL/AL Maturity Date", and inserting in lieu thereof the following:

         December, 2000                                              1.65:1.00
         March, 2001                                                 1.65:1.00
         June, 2001                                                  1.65:1.00
         September, 2001                                             1.70:1.00
         December, 2001                                              1.75:1.00
         March, 2002                                                 1.80:1.00
         June, 2002                                                  1.90:1.00
         September, 2002                                             1.95:1.00
         December, 2002                                              2.00:1.00
         March, 2003                                                 2.10:1.00
         June, 2003                                                  2.15:1.00
         September, 2003 and thereafter                              2.20:1.00

         11. Section 9.11 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

         9.11 MINIMUM CONSOLIDATED EBITDA. The Borrower will not permit Consolidated EBITDA for any period of four consecutive fiscal quarters (in each case taken as one accounting period), ended on the last day of any fiscal quarter described below to be less than the amount set forth opposite such fiscal quarter below:

         Fiscal Quarter Ended In or Closest To              Minimum Consolidated EBITDA
         -------------------------------------              ---------------------------
                                                                  ($ in millions)


                                       4

         March, 2001                                                     $44.98
         June, 2001                                                      $45.70
         September, 2001                                                 $46.10
         December, 2001                                                  $48.35
         March, 2002                                                     $49.75
         June, 2002                                                      $50.80
         September, 2002                                                 $51.95
         December, 2002                                                  $52.85
         March, 2003                                                     $53.60
         June, 2003                                                      $54.15
         September, 2003 and thereafter                                  $54.75
         up to and including the RL/AL Maturity Date

         12. Section 9.12 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

         9.12 MAXIMUM LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

     Period                                                                       Ratio
     ------                                                                       -----
     First Amendment Effective Date to and including the day immediately preceding the last day of the fiscal quarter ended in, or closest
     to, June, 2001                                                             6.25:1.00

     The last day of the fiscal quarter ended in, or closest to, June, 2001 to and including the day before the last day of the fiscal quarter
     ended in, or closest to, September, 2001                                   6.20:1.00

     The last day of the fiscal quarter ended in, or closest to, September
     2001 to and including the day immediately preceding the last day of
     the fiscal quarter ended in, or closest to, December, 2001                 6.00:1.00

     The last day of the fiscal quarter ended in, or closest to, December,
     2001 to and including the day before the last day of the fiscal
     quarter ended in, or closest to, March, 2002                               5.70:1.00

     The last day of the fiscal quarter ended in, or closest to, March,
     2002 to and including the day before the last day of the fiscal
     quarter ended in, or closest to, June, 2002                                5.40:1.00

     The last day of the fiscal quarter ended in, or closest to,


                                       5

     June, 2002 to and including the day before the last day of the fiscal
     quarter ended in, or closest to, September, 2002                           5.30:1.00

     The last day of the fiscal quarter ended in, or closest to, September,
     2002 to and including the day before the last day of the fiscal
     quarter ended in, or closest to, December, 2002                            5.00:1.00

     The last day of the fiscal quarter ended in, or closest to, December,
     2002 to and including the day before the last day of the fiscal
     quarter ended in, or closest to, March, 2003                               4.85:1.00

     The last day of the fiscal quarter ended in, or closest to, March,
     2003 to and including the day before the last day of the fiscal
     quarter ended in, or closest to, June, 2003                                4.65:1.00

     The last day of the fiscal quarter ended in, or closest to, June, 2003 to and including the day before the last day of the fiscal quarter
     ended in, or closest to, September, 2003                                   4.60:1.00

     The last day of the fiscal quarter ended in, or closest to,
     September, 2003 and thereafter                                             4.35:1.00

         13. Section 11.01 of the Credit Agreement is hereby amended by deleting the definitions "Acquisition Facility Expiry Date", Acquisition Facility Reduction Date", "Additional AL Scheduled Repayment Date", "Additional Management Fees", "AL Scheduled Repayment", "AL Scheduled Repayment Dates", "AL Year 3 Scheduled Repayment", "AL Year 4 Scheduled Repayment", "Initial AL Scheduled Repayment Date", "Applicable Margin", "Consolidated EBIT", "RL/AL Maturity Date", "Year 3 Reference Amount" and "Year 4 Reference Amount" in their entirety and inserting therein (in appropriate alphabetical order) the following new definitions:

         "Acquisition Facility Expiry Date" shall mean the First Amendment Effective Date.

         "AL Scheduled Repayment" shall have the meaning provided in Section 4.02(c).

         "AL Scheduled Repayment Date" shall have the meaning provided in
     Section 4.02(c).

         "Applicable Margin" shall mean (i) with respect to any Acquisition Loans maintained as (x) Base Rate Loans, 2.25% per annum and (y) Eurodollar Loans, 3.25% per annum, (ii) with respect to any Term Loans, during each Margin Adjustment Period beginning after the Initial Borrowing Date, the percentage per annum set forth below opposite the respective Level indicated to have been achieved on the applicable Start Date for such Margin Adjustment Period (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e)) in accordance with the Requirements for the various Levels specified in the table below:

------------ -------------------------------------------------------- ----------------- -----------------
                                                                      APPLICABLE        APPLICABLE
   LEVEL                          REQUIREMENTS                        MARGIN FOR        MARGIN FOR
                                                                      BASE RATE         EURODOLLAR
                                                                      LOANS             LOANS
------------ -------------------------------------------------------- ----------------- -----------------
1            The Leverage Ratio was equal to or less than 3.25:1.00        1.00%             2.00%
             on the last day of the Margin Adjustment Test Period
             last ended
------------ -------------------------------------------------------- ----------------- -----------------
2            The Leverage Ratio was greater than 3.25:1.00 and             1.25%             2.25%
             equal to or less than 3.75:1.00 on the last day of the
             Margin Adjustment Test Period last ended
------------ -------------------------------------------------------- ----------------- -----------------
3            The Leverage Ratio was greater than 3.75:1.00 and             1.50%             2.50%
             equal to or less than 4.25:1.00 on the last day of the
             Margin Adjustment Test Period last ended
------------ -------------------------------------------------------- ----------------- -----------------
4            The Leverage Ratio was greater than 4.25:1.00 and             1.75%             2.75%
             equal to or less than 4.75:1.00 on the last day of the
             Margin Adjustment Test Period last ended
------------ -------------------------------------------------------- ----------------- -----------------
5            Level 5 pricing shall apply at all times when the             2.00%             3.00%
             requirements set forth above for Levels 1 through 4
             are not met
------------ -------------------------------------------------------- ----------------- -----------------

         and (iii) with respect to any Revolving Loans, during each Margin Adjustment Period beginning after the Initial Borrowing Date, the percentage per annum set forth below opposite the respective Level indicated to have been achieved on the applicable Start Date for such Margin Adjustment Period (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e)) in accordance with the Requirements for the various Levels specified in the table below:

------------ -------------------------------------------------------- ----------------- -----------------
                                                                      APPLICABLE        APPLICABLE
   LEVEL                          REQUIREMENTS                        MARGIN FOR        MARGIN FOR
                                                                      BASE RATE         EURODOLLAR
                                                                      LOANS             LOANS
------------ -------------------------------------------------------- ----------------- -----------------
1            The Leverage Ratio was equal to or less than 3.25:1.00        1.25%             2.25%
             on the last day of the Margin Adjustment Test Period
             last ended
------------ -------------------------------------------------------- ----------------- -----------------


                                       7

------------ -------------------------------------------------------- ----------------- -----------------
                                                                      APPLICABLE        APPLICABLE
   LEVEL                          REQUIREMENTS                        MARGIN FOR        MARGIN FOR
                                                                      BASE RATE         EURODOLLAR
                                                                      LOANS             LOANS
------------ -------------------------------------------------------- ----------------- -----------------
2            The Leverage Ratio was greater than 3.25:1.00 and             1.50%             2.50%
             equal to or less than 3.75:1.00 on the last day of the
             Margin Adjustment Test Period last ended
------------ -------------------------------------------------------- ----------------- -----------------
3            The Leverage Ratio was greater than 3.75:1.00 and             1.75%             2.75%
             equal to or less than 4.25:1.00 on the last day of the
             Margin Adjustment Test Period last ended
------------ -------------------------------------------------------- ----------------- -----------------
4            The Leverage Ratio was greater than 4.25:1.00 and             2.00%             3.00%
             equal to or less than 4.75:1.00 on the last day of the
             Margin Adjustment Test Period last ended
------------ -------------------------------------------------------- ----------------- -----------------
5            Level 5 pricing shall apply at all times when the             2.25%             3.25%
             requirements set forth above for Levels 1 through 4
             are not met
------------ -------------------------------------------------------- ----------------- -----------------


         ; PROVIDED, HOWEVER, that Level 5 pricing, as set forth in each of the above tables, respectively applicable to Term Loans and Revolving Loans, shall also apply (other than in respect of Acquisition Loans) at any time when any Default or Event of Default is in existence. Notwithstanding anything to the contrary contained above, for all periods occurring on or prior to the First Amendment Effective Date, the Applicable Margins shall be determined in accordance with the provisions of the Credit Agreement as same was in effect before the entering into (and without giving effect to) the First Amendment and any amendment, modification or waiver entered into subsequent thereto.

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income of the Company and its Subsidiaries determined as provided in the definition of Consolidated Net Income, before total interest expense (whether cash or non-cash) and provisions for taxes based on income, and determined (i) without giving effect to any extraordinary gains or losses but with giving effect to gains or losses from sales of assets sold in the ordinary course of business, (ii) without giving effect to nonrecurring cash and non-cash charges in an aggregate amount not to exceed $20,000,000 (for all periods combined),
(iii) to the extent that any such period includes the third fiscal quarter of 2000, without giving effect to extraordinary cash and non-cash charges incurred in respect of store closings in such third fiscal quarter of 2000, which charges
(x) shall not exceed in the aggregate $3,580,000, and (y) shall have been identified in writing by the chief financial officer of the Borrower to the Administrative Agent and found reasonable by the Administrative Agent, (iv) without giving effect to any non-cash charges deducted in determining Consolidated Net Income for such period related to the issuance by the Borrower of stock, warrants or options to management (or any exercise of any such warrants or options), and (v) without giving effect to any fees and expenses incurred in respect of this First Amendment.

                  "First Amendment" shall mean the First Amendment to this Agreement, dated as of December 21, 2000.

                  "First Amendment Effective Date" shall mean the date upon which the First Amendment becomes effective in accordance with the terms.

                  "RL/AL Maturity Date" shall mean November 15, 2003.

II. MISCELLANEOUS.

                  1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case both before and after giving effect to this First Amendment.

                  2. In addition to the representations and warranties made pursuant to preceding Section 1, and in order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) attached hereto as Schedules III, VII, VIII and IX are updated Schedules to the corresponding Schedules attached to the Credit Agreement, which are in each case true and correct (based upon the representations and warranties contained in the Credit Agreement) as if the respective Schedule were prepared, and representation and warranty were made, as of the First Amendment Effective Date and (ii) the Borrower has reviewed all Annexes to the Pledge Agreement and the Security Agreement, and no modifications would be required to be made thereto for same to be accurate in all respects as if the representations in the Pledge Agreement and Security Agreement relating thereto were made on the First Amendment Effective Date, except in each case where any changes thereto would be required, as reflected in the corresponding updated Annexes to the Pledge Agreement or Security Agreement, as the case may be, attached to this First Amendment, which updated Annexes are true and correct with respect to all information required to be disclosed therein as of the First Amendment Effective Date.

                  3. The representations and warranties contained above shall constitute representations and warranties made by the Borrower pursuant to a Credit Document, including without limitation for purposes of Section 10.02 of the Credit Agreement

                  4. By its execution and delivery of a counterpart hereof, each Subsidiary Guarantor acknowledges and agrees to the provisions of this First Amendment, and further acknowledges and agrees that all extensions of credit pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, including without limitation pursuant to this First Amendment) continue to be guaranteed pursuant to the Subsidiaries Guaranty and are secured pursuant to the various Security Documents. The Borrower also acknowledges and agrees that all extensions of credit pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, including pursuant to this First Amendment) are secured pursuant to the Security Documents.

                  5. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  6. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  7. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  8. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower, each Subsidiary Guarantor, the Required Lenders, the Majority Lenders of Term Loans and the Majority Lenders of Acquisitions Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office. This First Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

                  9. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                  10. The Borrower hereby covenants and agrees that, so long as the First Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the First Amendment Effective Date or (y) 2:00 p.m. (New York time) on December 21, 2000 (such later date, the "OUTSIDE DATE"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee (the "CONSENT FEE") in an amount (in U.S. dollars) equal to 37.5 basis points (0.375%) of an amount equal to the sum of the outstanding principal amount of Term Loans and Acquisition Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the First Amendment Effective Date, which Consent Fees shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.


                                 EYE CARE CENTERS OF AMERICA, INC.



                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:



                                 BANKERS TRUST COMPANY,
                                     as Administrative Agent,


                                 By
                                   ---------------------------------------
                                   Name:
                                   Title:



                                 MERRILL LYNCH CAPITAL CORPORATION,
                                     as Syndication Agent,



                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:



                                 BANK AUSTRIA CREDITANSTALT
                                     CORPORATE FINANCE, INC.



                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:

                                 BANK OF AMERICA, N.A.



                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:



                                 CITY NATIONAL BANK


                                 By
                                   ---------------------------------------
                                   Name:
                                   Title:



                                 CREDIT INDUSTRIEL ET COMMERCIAL



                                 By
                                   ---------------------------------------
                                   Name:
                                   Title:



                                 CREDIT LYONNAIS



                                 By
                                   ---------------------------------------
                                   Name:
                                   Title:



                                 FLEET BANK, N.A.



                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:

                                 FLEET NATIONAL BANK, N.A.


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:



                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:



                                 HELLER FINANCIAL INC.


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:



                                 INDOSUEZ CAPITAL FUNDING IIA LTD.


                                 By
                                   ----------------------------------
                                   Name:
                                   Title:



                                 INDOSUEZ CAPITAL FUNDING IV, L.P.


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:



                                 ROYAL BANK OF CANADA


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:

                                 SCOTIABANC, INC.


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:



                                 SOCIETE GENERALE


                                 By
                                   -----------------------------------
                                   Name:
                                   Title:

Acknowledged and Agreed:

EYE CARE HOLDINGS, INC.

ENCLAVE ADVANCEMENT
GROUP, INC.

ECCA MANAGED VISION
CARE, INC.

VISIONWORKS HOLDINGS, INC.

VISIONWORKS, INC.

VISIONWORKS PROPERTIES, INC.

VISIONARY RETAIL MANAGEMENT, INC.

VISIONARY PROPERTIES, INC.

VISIONARY MSO, INC.

HOUR EYES, INC.

METROPOLITAN VISION SERVICES, INC.

STEIN OPTICAL, INC.

VISION WORLD, INC.

EYE DRX RETAIL MANAGEMENT, INC.



By
  -----------------------------
    Name: Alan E. Wiley
    Title: Treasurer & Executive Vice-President
    On behalf of each of the above
    Subsidiary Guarantors